Exhibit B-2
                           _____________ POWER COMPANY
                                 PROMISSORY NOTE

         As of [Date]



         FOR VALUE RECEIVED, the undersigned promises to pay to the order of Southern Company Funding Corporation ("Funding") the principal sum of $_________ or, if less, the aggregate unpaid principal balance of all borrowings by the undersigned from Funding under that certain Financial Services Agreement dated as of _____________ (the "Agreement"), between the undersigned and Funding, in lawful money of the United States of America in immediately available funds, and to pay interest on any and all principal amounts hereof outstanding from time to time in like funds, all as indicated on the grid attached hereto.

         All borrowings by the undersigned from Funding under the Agreement outstanding from the date hereof and all payments on account of principal hereof shall be recorded by Funding and endorsed on the grid attached hereto and made a part hereof; provided, however, that no failure to make or any error in making such endorsements shall affect the obligations of the undersigned hereunder.

         The obligations of the undersigned shall be unconditional irrespective of the validity or enforceability of any provisions of the Agreement.

         The undersigned hereby waives presentment, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

         This Note shall be governed by and construed in accordance with the internal laws of the State of ___________, without regard to the conflict of laws provisions thereof.

         The undersigned promises to pay all out-of-pocket costs and expenses which Funding may incur: (i) relating to the offer and sale of commercial paper issued, at the undersigned's request, by Funding pursuant to the Agreement (including obligations and claims under any agreement with a dealer or placement agent of Funding's commercial paper, provided that such obligations and claims relate to commercial paper issued at the undersigned's request), and (ii) in the enforcement of this Note (including reasonable fees and out-of-pocket costs and expenses of legal counsel).



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         IN WITNESS WHEREOF, ___________ Power Company has caused this Note to be executed in its corporate name and on its behalf by its President, its Treasurer, its Assistant Treasurer or a Vice President by his manual signature, and its corporate seal to be impressed hereon and attested by the manual signature of its Secretary or an Assistant Secretary, all as of the date first above written.



                                      ______________ POWER COMPANY


                                      By:
                                          -----------------------------------
                                      Name:
                                      Title:
Attest:

Name:
Title:


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
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                      Principal                              Discount or        Principal Repaid
Date                  Borrowed           Maturity            Interest Rate                          Notation
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